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                                 HIGHMARK FUNDS

                       Supplement dated February 26, 2003
         to Statement of Additional Information dated November 30, 2002

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION. PLEASE KEEP THIS SUPPLEMENT AND READ IT IN CONJUNCTION WITH THE STATEMENT OF ADDITIONAL INFORMATION.

     Under   the  heading   "INVESTMENT  RESTRICTIONS",   subheading  "1940  ACT
RESTRICTIONS" the second paragraph on page B-45 has been deleted in its entirety and replaced with the following:

     The 1940 Act also limits the amount that the Funds may invest in other investment companies, prohibiting each Fund from (i) owning more than 3% of the total outstanding voting stock of a single other investment company; (ii) investing more than 5% of its total assets in the securities of a single other investment company; and (iii) investing more than 10% of its total assets in securities of all other investment companies. The SEC rules applicable to money market funds also govern and place certain quality restrictions on these investments.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

HMK-SU-006-0100